UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 14, 2011

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On July 14, 2011, Hampton Roads Bankshares, Inc. (the “Company”) announced that its subsidiary, The Bank of Hampton Roads (the “Bank”), has entered into a purchase and assumption agreement with ECB Bancorp, Inc. (“ECB”) (the “Purchase Agreement”), whereby ECB will purchase all deposits and selected assets associated with seven Gateway Bank branches in Preston Corners, Plymouth, Roper, Chapel Hill, Falls of Neuse, Lake Boone and Wilmington, North Carolina.  Under the terms of the Purchase Agreement, the Bank expects to close the Roper branch and consolidate its accounts into the Plymouth branch prior to the completion of the transaction.

The consummation of the transaction is subject to a number of conditions, including receipt of necessary regulatory approvals and execution of certain real property leases, among other conditions.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and certain exhibits attached thereto, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01.   Other Events.

On July 14, 2011, the Company issued a press release announcing that the Bank has entered into the Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K.  The transaction is being entered into in furtherance of the Company’s plans to focus on its community banking business in its core markets and to further reduce its expense base, which were announced in the Company’s Form 8-K, filed June 14, 2011.  The Company expects that this transaction will be completed in the fourth quarter of 2011, subject to regulatory approval and other customary closing conditions.

A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Ex. 10.1	Purchase & Assumption Agreement, dated July 14, 2011, by and between The Bank of Hampton Roads and The East Carolina Bank.
Ex. 99.1	Press Release, dated July 14, 2011, announcing agreement to sell seven North Carolina branches to ECB Bancorp.

Caution about Forward-Looking Statements

Certain statements made herein and in the attached press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, such as statements about whether the sale of certain deposits and assets of the Company occur as planned and the closing of the Roper branch, or the timing of such transactions.  Although the Company believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, those factors addressed in the Company’s most recent prospectus supplement filed with the Securities and Exchange Commission (“SEC”) on June 15, 2011 and other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: July 14, 2011	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
Executive Vice President, General Counsel and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 10.1	Purchase & Assumption Agreement, dated July 14, 2011, by and between The Bank of Hampton Roads and The East Carolina Bank.
Ex. 99.1	Press Release, dated July 14, 2011, announcing agreement to sell seven North Carolina branches to ECB Bancorp.